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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

    PURSUANT TO SECTION 13, OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                      OCTOBER 23, 2000 (OCTOBER 18, 2000)


                           AREA BANCSHARES CORPORATION
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             (Exact name of registrant as specified in its charter)


   Kentucky                        0-26032                    61-0902343
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(State or other            (Commission File Number)        (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)


     230 Frederica Street, Owensboro, Kentucky                      42301
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(Address of principal executive office)                           (Zip code)


Registrant's telephone number, including area code:  (270) 926-3232
                                                     --------------

                                 Not Applicable
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(Former name or former address, if changed since last report)





                    The Current Report consists of 10 pages.
                     The exhibit index is located on page 4.

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Item 5.  Other Events

On October 18, 2000 Area Bancshares Corporation ("Area") issued a press release announcing its results for the three and nine-month periods ended September 30, 2000. In the press release Area also announced that it was restating its net income for the three-month period ended March 31, 2000. The restatement is being done to correct the accounting for a portion of the deferred taxes associated with the acquisition that was completed on January 31, 2000. The restatement resulted in an increase in income tax expense of $1.28 million and a corresponding reduction in goodwill recorded in accounting for the acquisition. The effects of the restatement have been included in the results reported for the nine-months ended September 30, 2000. For the three-month period ended March 31, 2000, the originally reported net income of $12.88 million or $0.78 per diluted share has been restated to $11.60 million or $0.70 per diluted share. For the six-month period ended June 30, 2000, the originally reported year-to-date net income of $24.59 million or $1.48 per diluted share has been restated to $23.31 million or $1.41 per diluted share.

Area intends to file amendments to its quarterly reports on Form 10-Q for the periods ended March 31, 2000 and June 30, 2000 to reflect the restated results for the first quarter and second quarter year-to-date periods.

A copy of the press release is attached hereto as Exhibit 99-1, and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         C.  Exhibits

                  Exhibit No.                         Description
                  -----------                         -----------
                     99-1                Press release dated October 18, 2000










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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Area Bancshares Corporation



DATE:  October 23, 2000                  By:      /s/ Edward J. Vega
                                              ------------------------------
                                                  Edward J. Vega
                                                  Senior Vice President &
                                                  Chief Financial Officer












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                                INDEX TO EXHIBITS


   Exhibit Number                  Exhibit Description                     Page
   --------------                  -------------------                     ----
       99-1             Press release dated October 18, 2000                5
























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